UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  August 13, 2015

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Suite 3000 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On August 13, 2015, Sanchez Production Partners issued a press release announcing its second quarter financial results. A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 along with the earnings presentation slides as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release, dated August 13, 2015
99.2		Earnings presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP By: Sanchez Production Partners GP LLC, its general partner

Date: August 14, 2015	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Secretary

EXHIBIT INDEX

1

Exhibit Number		Description

99.1		Press Release, dated August 13, 2015
99.2		Earnings presentation slides